                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 20, 2000


                          MOLECULAR DEVICES CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                      0-27316                             94-2914362
               (Commission File No.)          (IRS Employer Identification No.)



                               1311 ORLEANS DRIVE
                           SUNNYVALE, CALIFORNIA 94089
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 747-1700


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ITEM 7. EXHIBITS.

      99.1 Press Release, dated as of July 20, 2000 entitled "Molecular Devices Reports Record Revenues and Earnings for Second Quarter and First Half of 2000."


                                       1.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             MOLECULAR DEVICES CORPORATION



Dated:  July 20, 2000                        By: /s/ TIMOTHY A. HARKNESS
                                                --------------------------------
                                                TIMOTHY A. HARKNESS
                                                VICE PRESIDENT OF FINANCE AND
                                                CHIEF FINANCIAL OFFICER


                                       2.
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                                INDEX TO EXHIBITS


      99.1 Press Release, dated as of July 20, 2000 entitled "Molecular Devices Reports Record Revenues and Earnings for Second Quarter and First Half of 2000."


                                       3.